October 27, 2008

Securities and Exchange Commission

100 F. Street N.E.

Washington, D.C. 20549-0506

RE:	Separate Account Fund C (formerly Transamerica Occidental’s Separate Account Fund C)
File Nos. 811-02025, CIK 0000073711
Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account Fund C, a unit investment trust registered under the Act, mailed to its contract owners the semi annual report for the Transamerica Series Trust. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on 9/5/2008, Transamerica Series Trust filed its semi annual report with the Commission via Edgar (CIK: 0000778207). To the extent necessary, this filing is incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith
Vice President
Transamerica Life Insurance Company